Exhibit 10.20

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into this 5th day of December, 2017, by and between Red Pierce, LLC, an Ohio limited liability company (“Landlord”) and Solid Power, Inc., a Colorado corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a Lease on November 29, 2016, wherein Landlord leased to Tenant Premises commonly known as 486 S. Pierce Ave, Suite E, Louisville, CO 80027.

WHEREAS, Landlord and Tenant have agreed to amend the terms of the Lease.

WHEREAS, Landlord and Tenant, as the parties, desire to modify and amend such Lease as set forth herein.

NOW, THEREFORE, for good, valuable, and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that such Lease shall be and is hereby amended and modified as follows (all capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to under the Lease, unless the context otherwise requires):

1.	EFFECTIVE DATE OF AMENDMENT: This Amendment will be effective upon full and final execution by both parties hereto.

2.	PREMISES RE-MEASUREMENT: Per the Lease requirement as outlined in Section 2.4 of the Lease, Landlord’s architect completed the re-measurement of the Base Building and the Leasehold Improvements in accordance with the Building Owners and Managers Association (BOMA) Industrial Buildings Standard Method of Measurement (ANSI Z65.2-2010), per the attached Exhibit A: BOMA Re-measurement. The as-built actual rentable square footage of the Premises is 19,195 square feet.

3.	TENANT’S SHARE: Due to the re-measurement and the Expansion Space, Tenant’s Share, per Section 1.1(n) of the Lease shall be revised to 30.80%.

4.	BASE RENT: The schedule of Base Rent as outlined in Section 1.1(k) shall be replaced with the below schedule of remaining Base Rent payments due, updated to reflect the Premises re-measurement.

Rent Schedule (Per 1st of Month Payment Schedule)

Actual Date	Monthly Rent	Rent Concession	Rent Due Per Period
7/7/17 - 9/6/17	$19,136.00	$38,272.00	$0.00
9/7/17 - 9/30/17	$14,469.76	$0.00	$14,469.76
10/1/17 - 12/31/2017	$19,136.00	$0.00	$57,408.00
1/1/18 - 8/31/18	$19,131.02	$0.00	$153,048.13
9/1/2018 - 9/30/2018	$19,591.70	$0.00	$19,591.70
10/1/18 - 8/31/19	$19,706.87	$0.00	$216,775.53
9/1/2019 - 9/30/2019	$20,180.34	$0.00	$20,180.34
10/1/19 - 8/31/20	$20,298.71	$0.00	$223,285.84
9/1/2020 - 9/30/2020	$20,784.99	$0.00	$20,784.99
10/1/20 - 8/31/21	$20,906.55	$0.00	$229,972.10
9/1/2021 - 9/30/2021	$21,405.62	$0.00	$21,405.62
10/1/21 - 8/31/22	$21,530.39	$0.00	$236,834.31
9/1/2022 - 9/30/2022	$22,042.26	$0.00	$22,042.26
10/1/22 - 8/31/23	$22,170.23	$0.00	$243,872.48
9/1/2023 - 9/30/2023	$22,707.69	$0.00	$22,707.69
10/1/23 - 8/31/24	$22,842.05	$0.00	$251,262.55
9/1/2024 - 9/6/2024	$5,403.46	$0.00	$5,403.46
			$1,759,044.75

5.	OTHER TERMS REMAIN UNCHANGED: All remaining terms and conditions of the Lease will remain in full force and effect, except as modified by this Amendment.

6.	BINDING ON SUCCESSORS AND ASSIGNS: All the covenants and agreements of the parties herein above contained shall apply to and bind the parties, their agents, successors, and assigns.

7.	COUNTERPARTS: This Amendment may be executed in one or more counterparts, all of which together will constitute a single agreement and each of which shall be an original for all purposes.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

LANDLORD: Red Pierce, LLC

By:

STATE OF [_______]                      )

) ss:

COUNTY OF [________]               )

The foregoing instrument was acknowledged before me this __ day of December, 2017 by _________________ as Member of Red Pierce, LLC, an Ohio limited liability company.

Witness my hand and official seal.

My commission expires: ______________

Notary Public

TENANT: Solid Power, Inc. a Colorado corporation

By:
Name:
Title:

STATE OF [_______]                      )

) ss:

COUNTY OF [________]               )

The foregoing instrument was acknowledged before me this __ day of December, 2017 by _____________ as _______________ of Solid Power, Inc., a Colorado corporation.

Witness my hand and official seal.

My commission expires: ______________

Notary Public

Exhibit A

BOMA Re-Measurement

COLORADO THERAPEUTICS
COLIBRI
COLORADO THERAPEUTICS II
SOLID POWER
FIRE RISER & ELECTRICAL ROOM

1 LEASE AREA EXHIBIT

Comunale Properties
Investment • Management • Development

# TENANT SUITES AT C.T.C.

LEASE AREA EXHIBIT

486 PIERCE AVE.
LOUISVILLE, CO 80027

INTERGROUP ARCHITECTS
2000 West Littleton Blvd. Littleton, CO 80120
P. 303.738.8877 F. 303.738.2294 igarch.com